SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


               THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                       [LETTERHEAD OF THE BRYAN-COLLEGE
                      STATION FINANCIAL HOLDING COMPANY]




                               January 14, 2000

Dear Stockholder:

      You are cordially invited to attend the 1999 Annual Meeting of Stockholders of The Bryan-College Station Financial Holding Company (the "Combined Company"). The meeting will be held at the principal offices of the Combined Company located at 2900 Texas Avenue, Bryan, Texas on February 24, 2000 at 3:00 p.m., Bryan, Texas time. In addition to the annual stockholder vote on corporate business items, the meeting will include management's report to you on the Combined Company's 1999 financial and operating performance.

      An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year, stockholders are being asked to consider and vote upon the only matters to be brought before the meeting (per the Combined Company's by-laws specifying advance notice of pertinent matters), which are the election of directors and ratification of the appointment of auditors.

      We encourage you to attend the meeting in person. Whether or not you attend the meeting, we hope that you will read the enclosed proxy statement and then COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN it in the
postage prepaid envelope provided. This will save the Combined Company additional expenses in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

      Thank you for your attention to these important matters.

                                          Sincerely,




                                          Richard L. Peacock
                                          CHAIRMAN OF THE BOARD



                                          J. Stanley Stephen
                                          PRESIDENT/CHIEF EXECUTIVE OFFICER

             THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                              2900 TEXAS AVENUE
                              BRYAN, TEXAS 77802
                                (409) 779-2900

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on February 24, 2000

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Bryan-College Station Financial Holding Company (the "Combined Company") will be held at 2900 Texas Avenue, Bryan, Texas, at 3:00 p.m. Bryan, Texas time, on February 24, 2000.

      A proxy card and a proxy statement for the Meeting are enclosed. Per the Combined Company's by-laws requiring advance notice of matters to be brought before the stockholders meeting, the Meeting is limited for the purposes of considering and acting upon:

      1.    The election of 11 directors of the Combined Company;

      2. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Combined Company for the fiscal year ending September 30, 2000;

and any other matters as may properly permitted to come before the Meeting, or any adjournments thereof. The Board of Directors is not aware at this time of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Common stockholders of record at the close of business on December 31, 1999, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS




      Richard L. Peacock                        J. Stanley Stephen
      CHAIRMAN OF THE BOARD                     PRESIDENT AND CHIEF  EXECUTIVE
                                                OFFICER


Bryan, Texas
January 14, 2000

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMBINED COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
------------------------------------------------------------------------------

                                PROXY STATEMENT

              THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY
                               2900 Texas Avenue
                              Bryan, Texas 77802
                                (409) 779-2900


                        ANNUAL MEETING OF STOCKHOLDERS
                               February 24, 2000

      This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of The Bryan-College Station Financial Holding Company (the "Combined Company"), whose principal operating and wholly-owned subsidiary is First Federal Savings Bank, Bryan, Texas ("First Federal" or the "Bank") of proxies to be used at the Annual Meeting of Stockholders of the Combined Company (the "Meeting"), which will be held at 2900 Texas Avenue, Bryan, Texas, on February 24, 2000, at 3:00 p.m., Bryan, Texas time, and all adjournments of the Meeting. The accompanying notice of meeting, proxy and this proxy statement are first being mailed to common stockholders on or about January 14, 2000.

      At the Meeting, common stockholders of the Combined Company are being asked to consider and vote upon the election of 11 directors of the Combined Company and the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Combined Company for the fiscal year ending September 30, 2000.

VOTE REQUIRED AND PROXY INFORMATION

      All shares of the Combined Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this proxy statement. The Combined Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to properly come before the Meeting. Per the Combined Company's by-laws specifying advance notice of matters to be properly brought before the Meeting, if any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      Directors shall be elected by a plurality of votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of the independent auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote.

      A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Combined Company's Board of Directors at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Combined Company's Board of Directors at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Charles Neelley, Secretary of the Board of Directors, at the above stated address.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Stockholders of record as of the close of business on December 31, 1999, will be entitled to one vote for each share of common stock then held. As of that date, the Combined Company had 428,409 shares of common stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the common stock and all directors and executive officers of the Combined Company and the Bank as a group.


                                             SHARES OF
                                           COMMON STOCK
                                        BENEFICIALLY OWNED
                                          AT DECEMBER 31,       PERCENT
       BENEFICIAL OWNER                        1999             OF CLASS
--------------------------------------  ------------------      --------
Jean Stephen(1).......................         32,780              7.65%
John Winsauer.........................         25,000              5.84
Directors and executive officers of
 the Combined Company and the Bank as
 a group (13 persons)(2)..............         83,563             18.43



(1) Wife of President J. Stanley Stephen. This amount excludes 8,000 shares of common stock for which Mr. Stephen currently has the right to acquire beneficial ownership upon the exercise of stock options pursuant to The Bryan-College Station Financial Holding Company's 1998 Stock Option and Incentive Plan (the "Stock Option Plan").
(2) Includes shares held directly as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. Includes 25,000 shares of all directors and executive officers as a group, which are subject to options currently exercisable.

                       PROPOSAL I-ELECTION OF DIRECTORS

GENERAL

      The Combined Company's Board of Directors currently consists of 11 members, each of whom is also a director of the Bank. Directors of the Combined Company are elected annually and serve their one year term or until their respective successors shall have been elected and qualified.

      The table below sets forth certain information regarding the composition of the Combined Company's Board of Directors. The Board of Directors, acting as the nominating committee, has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                  Shares of
                                                                    Stock
                                              Director Term to   Beneficially   Percent
       Name       Age(1)   Position(s) Held   Since(2) Expire      Owned(3)    of Class
----------------------------------------------------------------------------------------
                                    NOMINEES
Helen Chavarria     63   Director               1999    2001            300         *
Robert H. Conaway   46   Director               1995    2001          7,319       1.70
Ken L. Hayes        60   Director               1993    2001          2,127         *
George Koenig       55   Director/Executive     1996    2001          1,300         *
                          Vice President of
                          the Bank
Joseph W. Krolczyk  60   Director               1998    2001          5,425       1.26
Charles Neelley     70   Director,              1993    2001         13,496       3.14
                         Secretary/Treasurer
Richard L. Peacock  81   Chairman of the Board  1965    2001          7,866       1.83
Roland Ruffino      49   Director               1995    2001         12,500       2.91
Gary A. Snoe        42   Director               1998    2001         12,500       2.91
J. Stanley Stephen  66   Director,              1991    2001        8,000(4)      1.86
                         President/Chief
                         Executive Officer
Ernest A. Wentrcek  71   Vice Chairman of the   1965    2001          8,430       1.96
                         Board


* Represents less than 1 percent of the outstanding shares of the Combined Company's common stock.
(1)   At September 30, 1999.
(2)   Includes service as a director of the Bank.
(3) Amounts include shares held directly and jointly with family members as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power.
(4) Excludes 32,780 shares owned by Mr. Stephen's wife. Mr. Stephen has disclaimed beneficial ownership of his wife's shares.


      The principal occupation of each director is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

     HELEN CHAVARRIA. Ms. Chavarria is a currently a Housing Management Specialist for the Brazos Valley Council of Government, a position she has held since 1992. She also serves as an area recruiter for Amnesty and as an instructional assistant for Region IV Educational Service Center, located in Huntsville, Texas. Ms. Chavarria has served in such capacities since 1988.

     ROBERT H. CONAWAY. Mr. Conaway is the founder and President of Progress Supply, located in Bryan, Texas, a distributor of wholesale supply plumbing fixtures and contractors' supplies.

     KEN L. HAYES. Mr. Hayes is the owner of Aggieland Travel, located in College Station, a full-service travel agency.

     GEORGE KOENIG. Mr. Koenig is currently serving as Executive Vice President of the Bank. Mr. Koenig was previously employed as an executive operations officer with a local financial institution located in Bryan, Texas.

     JOSEPH W. KROLCZYK. Mr. Krolczyk has served as the owner and President of KESCO Supply Inc., a food service equipment and supply firm located in Bryan, Texas for over 20 years.

     CHARLES NEELLEY. Mr. Neelley is retired from Texas A&M University and the travel agency business. He is currently active in the mini-storage business. In November 1995, Mr. Neelley was elected Secretary/Treasurer of the Board of First Federal, and later was elected Secretary/Treasurer of the Combined Company when it was organized in 1998.

     RICHARD L. PEACOCK. Mr. Peacock has been retired since 1983 from a privately owned retail office supply and furniture business located in Bryan, Texas. Prior to that time, he was in the restaurant business for approximately 12 years and the soft-drink bottling business for five years. He has also managed a health resort and clinic located in Marlin, Texas. In November 1995, Mr. Peacock was elected Chairman of the Board of First Federal, and later was elected Chairman of the Board of the Combined Company when it was organized in 1998.

     ROLAND RUFFINO. Mr. Ruffino is a partner of Readfield Meats, Inc., a long-time leading wholesale and retail meat distributor located in Bryan, Texas.

     GARY A. SNOE. Mr. Snoe is the owner and President of Snoe Inc., a precision, speciality machining and welding plant located in the Bryan, Texas trade area. He was previously the owner of a machine and welding plant for over 19 years in Houston, Texas.

     J. STANLEY STEPHEN. Mr. Stephen was appointed President and Chief Executive Officer of First Federal in February 1991 and elected President and Chief Executive Officer of the Combined Company when it was organized in 1998. From 1965 until 1986, Mr. Stephen worked with First Bank and Trust, Bryan, Texas where he served as Executive Vice President, President, Chairman and Chief
Executive Officer and Senior Chairman until his retirement in 1986. From June 1986 until February 1990, Mr. Stephen was President and Chief Executive Officer of University National Bank, College Station, Texas. Mr. Stephen was a financial institutions consultant from March until October 1990.

     ERNEST A. WENTRCEK. Mr. Wentrcek was the Secretary and/or Treasurer of the Bank's Board of Directors until 1995 when he was elected Vice Chairman of the Board of Directors of First Federal, and later was elected Vice Chairman of the Board of the Combined Company when it was formed in 1998. Mr. Wentrcek is the President and owner of W&W Builders/Realtors, a real estate sales, rental and property management company located in Bryan, Texas. In September 1988, he retired as the Associate Director for Business Affairs of the Texas Engineering Extension Service, Texas A&M University System, a vocational education organization. He is a member of the Finance Committee of the Supreme Lodge of the Slavonic Benevolent Order of the State of Texas (SPJST). Mr. Wentrcek is a licensed real estate broker and a member of the Bryan-College Station Board of Realtors and the Multiple Listing Service. He is also a member of the American Legion Post 159-Bryan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     MEETINGS AND COMMITTEES OF THE COMBINED COMPANY. Meetings of the Combined Company's Board of Directors are generally held on a monthly basis, with special meetings held on an as needed basis. The Board of Directors met 15 times during the fiscal year ended September 30, 1999. No incumbent director of the Combined Company attended fewer than 75% of the total number of board meetings held by the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he or she served during fiscal year 1999.

      The Board of Directors of the Combined Company has standing Executive; Audit and Asset Review; Asset/Liability; Compliance; Investment, Insurance & Finance; Personnel; Policy; Loan; Stock Option and Business Development & Public Relations Committees.

      The Executive Committee is currently composed of Directors Stephen (Chairman), Wentrcek, Peacock and Neelley. This Committee meets on an as needed basis and handles major policy questions between regularly scheduled board meetings. The Committee met 14 times during fiscal 1999.

      The Audit and Asset Review Committee is currently composed of Directors Wentrcek (Chairman), Conaway, Krolczyk and Stephen, and Chief Financial Officer William Wantuck. The Committee currently meets as necessary on matters concerning annual audits and internal audit findings. This Committee met five times during fiscal 1999.

     The Asset/Liability Committee is currently composed of Mr. Wantuck (Chairman), Directors Stephen, Hayes, Krolczyk and Snoe, and Senior Vice President Mary Lynn Hegar. This Committee meets on an as needed basis to handle matters pertaining to overall asset/liability management and loan pricing of deposits. This Committee did not meet during fiscal 1999.

     The Compliance Committee is currently composed of Directors Conaway (Chairman), Stephen, Koenig, Wentrcek and Krolczyk, and Mr. Wantuck. This Committee meets quarterly to review, monitor and implement training for all compliance-related matters. This Committee met four times during fiscal 1999.

     The Investment, Insurance & Finance Committee is currently composed of Directors Stephen (Chairman), Ruffino, Hayes and Krolczyk, Mr. Wantuck and Ms. Hegar. This Committee meets on an as needed basis to handle matters relating to liquid assets, insurance and securities portfolio. This Committee did not meet during fiscal 1999.

      The Personnel Committee is currently composed of Directors Peacock (Chairman), Stephen, Neelley, Wentrcek and Krolczyk. This Committee meets as necessary and is responsible for handling matters pertaining to personnel. This Committee met four times during fiscal 1999.

     The Policy Committee is currently composed of Directors Stephen (Chairman), Conaway, Ruffino and Snoe, and Mr. Wantuck. This Committee meets as necessary to review and update the Bank's policies. This Committee met once during fiscal 1999.

     The Loan Committee is composed of Director Stephen and three non-employee directors of the Combined Company. This Committee meets as necessary and is responsible for matters related to the Bank's loan portfolio. This Committee met 18 times during fiscal 1999.

      The Stock Option Committee is currently composed of Directors Peacock (Chairman), Wentrcek, Neelley, Conaway, Hayes, Krolczyk, Snoe and Ruffino. This Committee meets on an as needed basis to make awards under the Stock Option Plan. This Committee met once during fiscal 1999.

     The Business Development & Public Relations Committee is currently composed of Directors Ruffino (Chairman), Krolczyk, Peacock, Conaway, Koenig, Stephen, Snoe and Neelley, and Mr. Wantuck. This Committee meets on a as needed basis and is responsible for all issues relating to business development and marketing. This Committee did not meet during fiscal 1999.

      The entire Board of Directors acts as a nominating committee for selecting nominees for the election of directors. While the Board of Directors of the Combined Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations.

DIRECTOR COMPENSATION

      Effective January 27, 1999, outside directors received $300.00 for each board meeting attended and $100.00 for each committee meeting attended. Prior to that, outside directors received $225.00 for each board meeting attended and $75.00 for each committee meeting attended.

EXECUTIVE COMPENSATION

      The following table sets forth information concerning the compensation paid or granted to the Combined Company's and the Bank's Chief Executive Officer and to one other executive officer of the Bank who made in excess of $100,000 during fiscal 1999.



                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------
                                                    LONG TERM COMPENSATION
                                                   ------------------------------
                ANNUAL COMPENSATION                         AWARDS        PAY0UTS
-------------------------------------------------  --------------------- --------
                                            OTHER    RESTRICTED
                                            ANNUAL     STOCK    OPTIONS/    LTIP      ALL OTHER
     NAME AND              SALARY  BONUS COMPENSATION AWARD(S)    SARS     PAYOUTS  COMPENSATION
 PRINCIPAL POSITION  YEAR   ($)     ($)     ($)         ($)       (#)        ($)         ($)(1)
-------------------  ----  ------  ----- ------------ --------  -------    -------  ------------
J. Stanley Stephen   1999 $ 93,475  $6,500     ---      ---       8,000       ---      $40,025
President and Chief  1998   74,000     ---     ---      ---         ---       ---       40,000
 Executive Officer   1997  102,000     ---     ---      ---         ---       ---          ---

James D. McCrady,    1999 $ 60,000 $59,434     ---      ---         ---       ---          ---
 Jr., Senior Vice    1998      ---     ---     ---      ---         ---       ---          ---
 President

(1)   Represents  a  contribution  to  Mr.  Stephen's   Supplemental   Executive
      Retirement Plan for each respective year.
(2) Although Mr. McCrady has been with the Bank since April 1998, fiscal year 1999 is the first year in which he has made in excess of $100,000.


      The following table provides information regarding stock options. No stock appreciation rights were granted during fiscal 1999.


                          OPTION/SAR GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                    Individual Grants
--------------------------------------------------------------------------------
                                          % OF TOTAL
                                           OPTIONS
                                          GRANTED TO   EXERCISE
                               OPTIONS    EMPLOYEES    OR BASE
                               GRANTED    IN FISCAL     PRICE      EXPIRATION
            NAME                 (#)         YEAR       ($/SH)        DATE
----------------------------- ---------- -----------  ----------- --------------
J. Stanley Stephen              8,000       52.5%       $8.00        5/21/09

      The following table provides information as to the value of the options held by the Combined Company's and Bank's Chief Executive Officer during fiscal 1999, none of which have been exercised.


                    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                           OPTION VALUES AT SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------
                                                                          VALUE OF
                                               NUMBER OF                 UNEXERCISED
                                              UNEXERCISED                IN-THE-MONEY
                                              OPTIONS AT                  OPTIONS AT
                                               FY-END (#)                FY-END ($)(1)
                                      -------------------------  --------------------------
                   SHARES
                  ACQUIRED
                     ON       VALUE
                  EXERCISE  REALIZED  EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
      NAME           (#)      ($)         (#)          (#)         ($)             ($)
----------------- --------- --------  ----------- -------------  ------------ -------------
J. Stanley Stephen    ---     $---       8,000        ---             (1)          $---


(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the closing price of $5.50 per share of the common stock as reported on the OTC Electronic Bulletin System on September 30, 1999. Therefore, such options were not in-the-money at that date.

EMPLOYMENT AGREEMENTS

      The Bank has entered into an employment agreement with President J. Stanley Stephen which became effective July 1, 1997. The agreement provides for an initial term of three years and a base salary not less than his current base salary, provided that the amount actually paid as salary shall be reduced during the first five years of the agreement by one-half of the cost to the Bank of his supplemental retirement benefit. The agreement gives Mr. Stephen the right to elect to cease serving as President and Chief Executive Officer and to commence serving as a consultant to the Bank at a fee of $58,200 per year. In addition, the agreement provides a supplemental retirement benefit for Mr. Stephen in an amount such that when added to his benefit under the qualified retirement plan, he will receive up to 70% of the average of his annual salary and bonus during the three years out of the prior ten years in which he received the highest salary and bonus. Mr. Stephen's right to the supplemental retirement benefit vests at 20% per year, which commenced July 1, 1997, and will continue to vest completely if he discontinues his employment due to disability. The agreement further provides that if the Bank terminates Mr. Stephen's employment other than for cause, without his consent, it shall pay him his salary for the then-remaining term of the agreement and consulting fees until June 30, 2002.

     Based on his current salary, if Mr. Stephen was terminated as of September 30, 1999, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $367,500.

CERTAIN TRANSACTIONS

      The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees, loans secured by the borrower's residence, along with certain consumer loans and business loans, if the borrower is credit-worthy. All loans to the Bank's officers and directors are made in the ordinary course of business and generally on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     All loans by the Bank to its directors and executive officers are subject to the OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to directors and executive officers generally be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all directors and executive officers and their associates totaled $727,620 at September 30, 1999, which was 12.49% of the Bank's equity capital at that date. All loans to directors and executive officers were performing in accordance with their terms at September 30, 1999.


           PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

      The Board of Directors of the Combined Company has appointed Crowe, Chizek and Company LLP ("Crowe, Chizek") to be its auditors for the fiscal year ending September 30, 2000, subject to the ratification of the appointment by the Combined Company's stockholders at the Meeting. A representative of Crowe, Chizek is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMBINED COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

                             STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Combined Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such a meeting must be received at the Combined Company's main office located at 2900 Texas Avenue, Bryan, Texas 77802, no later than September 18, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. To be considered for presentation at next years annual meeting, although not included in the proxy statement, any shareholder proposal must be received at the Combined Company's executive office on or before December 20, 2000. In the event that the date of next year's annual meeting changes, either advances more than 20 days or delayed by more than 60 days, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the eighth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting is first made. However, for nominations of persons for election to the Board of Directors by a stockholder, in the event that less than 40 days' notice of the date of the meeting is first given or made to stockholders, by public announcement or mail, notice by the stockholder to be timely must be so received not later than the close of business on the eighth day following the day on which such notice of the date of the meeting was mailed or public announcement was first made. All stockholder proposals must comply with the Combined Company's Bylaws and Delaware law.

                                OTHER MATTERS

      The Board of Directors is not aware at this time of any business to properly come before the Meeting other than those matters described above in this proxy statement, as no shareholder proposal was received within the advance notice required by the Combined Company's by-laws. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Combined Company. The Combined Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of the Combined Company may solicit proxies personally, by telegraph or telephone without additional compensation.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Combined Company's directors and executive officers, and persons who own more than 10% of the Combined Company's common stock (or any other equity securities, of which there is none), to file with the SEC initial reports of ownership and reports of changes in ownership of the Combined Company's common stock. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Combined Company with copies of all Section 16(a) forms they file.

      To the Combined Company's knowledge, based solely on a review of the copies of such reports furnished to the Combined Company and written representations that no other reports were required during the fiscal year ended September 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that Mr. Koenig inadvertently failed to timely file a Form 4 to report one transaction. Mr. Koenig reported his transaction on a Form 5 dated November 8, 1999.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Richard L. Peacock
                                    CHAIRMAN OF BOARD



                                    J. Stanley Stephen
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

Bryan, Texas
January 14, 2000

                                 REVOCABLE PROXY

              THE BRYAN-COLLEGE STATION FINANCIAL HOLDING COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 24, 2000

      The   undersigned   hereby   appoints   the  Board  of  Directors  of  The
Bryan-College Station Financial Holding Company (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 2900 Texas Avenue, Bryan, Texas, on February 24, 2000 at 3:00 p.m., Bryan, Texas time, and at any and all adjournments thereof, as follows:

      I. The election of the nominated directors listed below for terms to expire in the year 2001.

                /  / FOR           /  /  WITHHELD

            INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

      Helen Chavarria                   Richard L. Peacock
      Robert H. Conaway                 J. Roland Ruffino
      Ken L. Hayes                      Gary A. Snoe
      George Koenig                     J. Stanley Stephen
      Joseph W. Krolczyk                Ernest A. Wentrcek
      Charles E. Neelley


      II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors of the Company for the fiscal year ending September 30, 2000.

                 /  / FOR           /  / AGAINST        /  / ABSTAIN

      In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS PERMITTED BY THE COMPANY'S BY-LAWS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS PERMITTED UNDER THE COMPANY'S BY-LAWS TO BE PRESENTED AT THE MEETING.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting, a proxy statement dated January 14, 2000 and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1999.



Dated:
      -------------------------           ---------------------------------
                                          SIGNATURE OF STOCKHOLDER




                                          ---------------------------------
                                          SIGNATURE OF STOCKHOLDER


      Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.